================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              LSI INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[LSI INDUSTRIES, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 12, 1998

Dear Shareholder:

         We cordially invite you to attend our Annual Shareholders' Meeting to be held at the Company's headquarters located at 10000 Alliance Road, Cincinnati, Ohio on Thursday, November 12, 1998 at 10:00 a.m. Eastern Standard Time.

         The purposes of this Annual Meeting are to consider and act upon the following proposals:

         1) To elect two Class B directors to hold office until the Annual Meeting of Shareholders in 2000 and until their respective successors are duly elected and qualified; and

         2) To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal year 1999; and

         3) To transact such other business as may properly be brought before the meeting or any other adjournment thereof.

         Shareholders of record at the close of business on Thursday, September 17, 1998 are entitled to notice and to vote at the meeting. This notice is given pursuant to an order of the Board of Directors.

         Following the meeting, we will review the Company's progress over the last year and our plans for the future, and will have an open house at the Cincinnati Operations. Our directors and executive officers will be available to discuss the Company's business with you.

                                           Yours truly,


                                           /s/  Robert J. Ready
                                           Robert J. Ready
                                           Chairman of the Board and President

Dated:  September 24, 1998




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               LSI INDUSTRIES INC.

                               10000 ALLIANCE ROAD
                             CINCINNATI, OHIO 45242

                            TELEPHONE (513) 793-3200

                   ------------------------------------------

                          P R O X Y  S T A T E M E N T

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 12, 1998



                                  INTRODUCTION


         The Board of Directors of LSI Industries Inc. is requesting your Proxy for the Annual Meeting of Shareholders on November 12, 1998, and at any adjournment thereof, pursuant to the foregoing Notice. This Proxy Statement and the accompanying proxy were first mailed on September 28, 1998, to shareholders of record on September 17, 1998.


                            VOTING AT ANNUAL MEETING

GENERAL INFORMATION
-------------------

         Shareholders may vote in person or by proxy at the Annual Meeting. Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed proxy. If no choice is specified, the shares will be voted as recommended by the Board of Directors, namely "FOR" Proposal 1 to elect the two persons nominated as Class B directors by the Board of Directors, and "FOR" Proposal 2 (Ratification of Appointment of Independent Public Accountants).

         As of September 17, 1998, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, LSI Industries had 9,680,002 Common Shares outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on September 17, 1998, will be entitled to vote at the Annual Meeting. Abstentions and shares otherwise not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting.

PRINCIPAL SHAREHOLDERS
----------------------

         As of September 4, 1998, the following are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common Shares:

                                              Amount and Nature of              Percent
Name of Beneficial Owner                      Beneficial Ownership              Of Class
------------------------                      --------------------              --------

Robert J. Ready                                     556,660 (a)                  5.69%
State of Wisconsin Investment Board                 625,000                      6.39%
Thomson Horstmann & Bryant, Inc.                    679,000                      6.94%

(a) Includes exercisable options for 6,750 shares, 8,171 shares held in the Company's non-qualified Deferred Compensation Plan, and 130,488 shares held in trust for Mr. Ready's children.

The business address of Mr. Ready is: 10000 Alliance Road, Cincinnati, Ohio 45242. Mr. Ready disclaims beneficial ownership of shares held by or in trust for his children. The business address of the State of Wisconsin Investment Board is P.O. Box 7842, Madison, WI 53707, and the business address of Thomson Horstmann & Bryant, Inc. is Park 80 West, Plaza Two, Saddle Brook, NJ 07663.

VOTING BY PROXY
---------------

         All properly signed proxies will, unless a different choice is indicated, be voted "FOR" the election of the two nominees for Class B directors proposed by the Board of Directors, and ratification of the appointment of independent public accountants.

         If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

SHAREHOLDER PROPOSALS
---------------------

         Shareholders who desire to have proposals included in the Notice for the 1999 Annual Meeting of Shareholders must submit their proposals to the Company at its offices on or before August 13, 1999.

         The form of Proxy for the Annual Meeting of Shareholders grants authority to the persons designated therein as proxies to vote in their discretion on any matters that come before the meeting, or any adjournment thereof, except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 1999 Annual Shareholders' Meeting, it must be received prior to August 13, 1999.

PROPOSAL 1.  ELECTION OF DIRECTORS
----------------------------------

         The Company's Code of Regulations provides that the Board of Directors be composed of two classes of directors, Class A and Class B, with each class elected for a two-year term. One class is elected annually. The terms of the Class A directors expire at the 1999 Annual

Meeting of Shareholders while the terms of the Class B directors expire at the 1998 Annual Meeting of Shareholders. One Class B director's position is currently open.

         The Board is nominating for reelection its present Class B directors, namely, Allen L. Davis, and James P. Sferra. Proxies solicited by the Board will be voted for the election of these two nominees.

         All Class B directors elected at the Annual Meeting will be elected to hold office for two years and until their successors are elected and qualified.

         In voting to elect directors, shareholders are entitled to one vote for each share held of record. Shareholders are not entitled to cumulate their votes in the election of directors.

         Should any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board. Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

         RECOMMENDATION OF THE BOARD OF DIRECTORS
         ----------------------------------------

         The Board of Directors recommends a vote in FAVOR of each of the directors nominated in this Proxy Statement. Nominees receiving the highest number of votes will be elected.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------

         The Board of Directors appointed Arthur Andersen LLP as the Company's independent public accountants for fiscal 1999. Arthur Andersen LLP has been the independent public accounting firm for the Company since March 1996. Although not required by law, the Board is seeking shareholder ratification of its selection. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 1999.

         Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

         RECOMMENDATION OF THE BOARD OF DIRECTORS
         ----------------------------------------

         The Board of Directors recommends a vote in FAVOR of Proposal 2. The affirmative vote of a majority of Common Shares voting at the Annual Meeting is required for ratification of this proposal.

OTHER MATTERS
-------------

         Any other matters considered at the Annual Meeting, including adjournment, will require the affirmative vote of a majority of Common Shares voting.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

         The directors and executive officers of LSI Industries are:

                                                                                          Common Shares
                                                                                       Beneficially Owned
                                                                                       ------------------
   Name and Age                           Position                                 Amount           Percentage
   ------------                           --------                                 ------           ----------

     Robert J. Ready (a)               Chairman, President, and                   556,660 (d)       5.69%
            58                          Chief Executive Officer

     James P. Sferra (a)               Executive Vice President-                  223,653 (e)       2.29%
            59                          Manufacturing; Secretary
                                        and Director

     John N. Taylor, Jr. (b)(c)        Director                                   212,410 (e)       2.17%
            63

     Ronald S. Stowell                 Vice President, Chief Financial             33,497 (e)          *
            48                          Officer and Treasurer

     Michael J. Burke (b)(c)           Director and Assistant                      30,000 (e)          *
            55                          Secretary

     Allen L. Davis (b)(c)             Director                                    29,812 (e)          *
            56

All Directors and Executive Officers                                            ---------         ------
as a Group (Six Persons)                                                        1,086,032         11.10%
                                                                                =========         ======

------------------------------
Information as of September 4, 1998
(a)      Executive Committee Member
(b)      Compensation Committee Member
(c)      Audit Committee Member
(d)      See "Principal Shareholders"
(e) Includes options exercisable within 60 days for Mr. Sferra of 2,500 shares, Mr. Taylor of 7,500 shares, Mr. Stowell of 15,225 shares, Mr. Burke of 18,000 shares, and Mr. Davis of 18,000 shares; and indirect beneficial ownership for Mr. Sferra of 26,931 shares, and Mr. Taylor of 112,900 shares.
 *       Less than 1%

         Robert J. Ready is the founder of the Company and has been its President and a Director since 1976. Mr. Ready was appointed Chairman of the Board of Directors in February 1985. Mr. Ready is also a Director of Meridian Diagnostics, Inc. (a Nasdaq listed company) and of Superior Label Systems, Inc.

         James P. Sferra shared in the formation of the Company. Mr. Sferra has served as Corporate Vice President of Manufacturing from November 1989 to November 1992, and as Executive Vice President-Manufacturing since then. Prior to that, he served as Vice President-

Manufacturing of LSI Lighting Systems, a division of the Company. Mr. Sferra has served as a Director since 1976, and was appointed Secretary in 1996.

         John N. Taylor, Jr. was elected a Director of the Company in November 1992. Mr. Taylor is Chairman of Kurz-Kasch, Inc., a specialty manufacturer of plastic-based components, and electromagnetic products headquartered in Dayton, Ohio. Prior to that, Mr. Taylor founded and was Chairman and Chief Executive Officer of Component Technology Corp., a Nasdaq listed company in Erie, Pennsylvania, until its sale in 1989. Mr. Taylor is a Director of Robbins & Myers Inc. (a Nasdaq listed company), Dayton, Ohio.

         Ronald S. Stowell has served as Chief Financial Officer since joining the Company in December 1992, and was appointed Treasurer in November 1993, and Vice President in November 1997. From 1985 to November 1992, Mr. Stowell served as Corporate Controller of Essef Corporation (a Nasdaq listed Company), Chardon, Ohio, a manufacturer of high performance composite and engineered plastics products.

         Michael J. Burke was elected a Director and Assistant Secretary of the Company in February 1985. Mr. Burke is a Managing Partner of the Cincinnati law firm of Keating, Muething & Klekamp, P.L.L., counsel to the Company, and has been associated with that firm since 1968.

         Allen L. Davis was elected a Director of the Company in February 1985. Mr. Davis, now retired, was the President and Chief Executive Officer, and a Director of Provident Financial Group, Inc. (formerly Provident Bancorp, Inc.) and The Provident Bank, Cincinnati, Ohio from 1986 and 1984, respectively, to 1998.

BOARD ACTIONS AND COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         The Board of Directors met seven times during fiscal 1998.

         The Executive Committee, composed of Messrs. Ready (Chairman), and Sferra, is responsible, during the intervals between meetings of the Board of Directors, for exercising all the powers of the Board of Directors in the management and control and the business of the Company to the extent permitted by law. The Executive Committee did not meet during fiscal 1998.

         The Audit Committee, composed of Messrs. Davis (Chairman), Burke, and Taylor, is responsible for reviewing the Company's internal accounting operations. It also recommends the appointment of the Company's independent public accountants and reviews the relationships between the Company and the independent public accountants. The Audit Committee met two times during fiscal 1998.

         The Compensation Committee, composed of Messrs. Burke (Chairman), Davis, and Taylor, is responsible for establishing compensation levels for management and for administering the Company's stock option plans and Deferred Compensation Plan. The Compensation Committee met three times during fiscal 1998.

         The Company does not have a Nominating Committee.

         During fiscal year 1997, directors who are not employees of the Company received $11,000 per year for serving as a Director plus $1,000 for each meeting attended. Committee members received $750 per year for serving as Chairman of a committee plus $600 for each committee meeting attended. Directors who are employees of the Company do not receive any compensation for serving as a Director. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and Committees of which they were members. Non-employee directors received an annual grant of an option to purchase 1,000 Common Shares at the market price at the time of grant. The option is exercisable at the time of grant and has a ten year life.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or upon written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 1998 all filing requirements were met.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth information regarding annual, long-term, and other compensation paid by the Company to its Chief Executive Officer and each of the other two executive officers at June 30, 1998 during each of the last three fiscal years for services rendered to the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation
                                            ------------------------------------
                                                                   Other Annual     Securities      All Other
Name and                                                           Compensation     Underlying     Compensation
Principal Position             Year         Salary       Bonus          (1)         Options (2)        (3)
------------------             ----         ------       -----     -------------    -----------     ---------

Robert J. Ready                1998         $410,000   $205,000       $31,300              --        $80,116
  Chairman, President          1997          395,000         --        33,144              --         96,706
  and Chief Executive          1996          375,000    125,250        19,604          22,500         97,743
  Officer

James P. Sferra                1998          312,200    156,100        17,200           5,000         41,643
  Executive Vice President-    1997          300,000         --        15,397              --         49,889
  Manufacturing; Secretary     1996          275,000     99,069        16,485          15,000         58,626

Ronald S. Stowell              1998          165,000     79,895        18,900          10,000         21,138
  Vice President, Chief        1997          142,000         --        15,805              --         29,105
  Financial Officer, and       1996          130,000     53,420        14,981          15,000         29,446
  Treasurer

----------------------

(1) Other Annual Compensation consists of automobile allowances for all executive officers as well as professional fee allowances for Mr. Ready, and Mr. Sferra.
(2) Represents Common Shares underlying options awarded under the Company's stock option plans.
(3) All Other Compensation includes Retirement Plan and Deferred Compensation Plan contributions, premiums paid on long-term disability and life insurance policies, and payment of accrued vacation.

         The Company maintains a nonqualified Deferred Compensation Plan that is designed to motivate certain executives and to further align the interests of these executives with those of Company Shareholders. The Plan permits executives to defer any portion of their salary and bonus, beginning in fiscal year 1997, with a portion of that deferral being matched by the Company. If the executive's salary deferral is voluntarily invested in LSI Common Shares, and if a certain minimum return on average shareholders' equity is achieved, then the Company will match (in LSI Common Shares) a portion of the executive's deferral. Additionally, beginning in fiscal year 1996, the Company also makes contributions into the Deferred Compensation Plan for certain executives to make up the retirement contribution that would have been credited to their accounts in the qualified LSI Industries Inc. Retirement Plan if it were not for ERISA-imposed limits on covered compensation. Such Deferred Compensation Plan contribution aggregating $143,000, $91,000, and $47,000 for the named executives is included in the Summary Compensation Table for fiscal years 1996, 1997, and 1998, respectively.

STOCK OPTIONS
-------------

         The following tables contain information concerning (a) the grant of stock options to the Named Executives and (b) the exercise and appreciation of stock options held by Named Executives.

                                                  Fiscal 1998 Option Grants
                                                  -------------------------

                                                                                          Potential Realizable Value
                       Number of                                                           at Assumed Annual Rates
                       Securities         % of                                                 of Share Price
                      Underlying      Total Options      Exercise                      Appreciation for Option Term (1)
                       Options     Granted to Employees   Price    Expiration          --------------------------------
Name                   Granted        in Fiscal 1998    ($/Share)     Date                  5%            10%
----                   -------        --------------    ---------     ----                  --            ---

Robert J. Ready            --               --               --          --                     --            --
James P. Sferra         5,000             3.3%         $  15.13      9/4/07               $ 47,576      $120,567
Ronald S. Stowell      10,000             6.6%         $  15.13      9/4/07               $ 95,152      $241,133

(1) Potential realizable value is net of option exercise price, but before taxes associated with exercise. These amounts represent compounded rates of appreciation and exercise of the options immediately prior to expiration of their term. Actual gains, if any, are dependent on the future performance of the Common Shares, overall stock market conditions, and the optionee's continued employment through the vesting period. The amounts in this table may not necessarily be achieved.

                                   Fiscal 1998 Option Exercises and Year-End Option Values
                                   -------------------------------------------------------

                                                                       Number of
                                                                 Securities Underlying                Value of
                         Shares                                    Unexercised Options         Unexercised In-the-Money
                       Acquired on       Value                     at Fiscal Year-End         Options at Fiscal Year-End(1)
Name                    Exercise       Realized                 Exercisable/Unexercisable       Exercisable/Unexercisable
----                    --------       --------                 -------------------------       -------------------------

Robert J. Ready           67,118        $690,869                       -- / 13,500                    -- / $ 96,795
James P. Sferra           11,340         139,709                   16,238 /  9,000              $208,773 / $ 64,530
Ronald S. Stowell          3,938          72,617                   10,725 / 19,000              $104,870 / $113,240

(1) In-the-Money Options are options for which the market value of the underlying Common Shares exceeds the exercise price. Calculation is based upon the market value of the underlying Common Shares at fiscal year-end, minus the exercise price.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 1998.

         The LSI Industries Inc. Compensation Committee annually establishes salaries, bonuses and stock option awards for executive officers and key management personnel. The Committee reviews the performance of the Company's executive officers on an individual basis and also reviews each executive's performance in connection with the Company's overall performance. The Committee desires to establish executive compensation that enhances the Company's overall fundamental objective of providing long-term value for its shareholders and employees. In addition, major emphasis is being placed on retaining current management and additional key managers and executives to keep pace with the Company's growth. The Committee believes that the interests of management and shareholders can be more closely aligned by providing executives with competitive levels of compensation that will enable LSI Industries to attract executives with the highest qualifications, by recognizing exceptional individual performance, and by tying executive pay to overall corporate performance.

         The Committee uses base salaries, incentive and deferred compensation arrangements, and stock options designed to tie a portion of the executive's compensation to the stock market performance of the Company's Common Shares when establishing executive and managerial compensation programs.

BASE COMPENSATION
-----------------

         The Committee reviewed the base salaries of the Company's executive officers and each executive's level of responsibility and potential, as well as salary levels offered by competitors and the overall competition in the existing marketplace. Each executive's particular division of the Company was reviewed, and its contribution to the overall results of the Company assessed. The Committee used this information to determine the executive's base compensation level and performance goals for the upcoming year.

         The Committee applied a collective, subjective evaluation of the above factors to determine the annual base compensation level of its executive officers in light of the Company's performance and, in certain cases, its various divisions. The Committee did not utilize a particular objective formula as a means of establishing annual base compensation levels. Mr. Ready's salary was established on the same basis.

INCENTIVE COMPENSATION
----------------------

         Incentive compensation awards for performance during fiscal 1998 were made to those employees based upon the achievement of specific goals set forth in the strategic Plan adopted for the 1998 fiscal year. The Plan states that 20% of certain employees' bonuses are based upon overall corporate results, with the remaining 80% based upon divisional results. Bonuses for Corporate officers are based entirely on overall corporate results. Some discretionary bonuses were paid to various executive officers and key managers based on the Committee's analysis of the performance of these individuals and their contribution to the success of the Company or the particular division for which they were primarily responsible.

STOCK OPTION GRANTS
-------------------

         The shareholders of LSI Industries established a Stock Option Plan to provide a method of attracting, retaining and providing appropriate incentives to key employees. The Committee is responsible for the administration of this Plan, both with respect to executive officers and all other employees. To that end, the Committee determines which employees receive options, the time of grant and the number of shares subject to the option. In fiscal 1998 the Committee took into account the employee's current responsibilities and performance when granting stock options as an incentive for motivating future performance. All option prices are set at 100% of market value on the date of grant. The Committee based its individual option awards upon the contributions of the particular employee and its view of the importance of the employee to the Company's future progress and development.

                                     Compensation Committee

                                     Michael J. Burke, Chairman
                                     Allen L. Davis
                                     John N. Taylor, Jr.

CORPORATE PERFORMANCE GRAPH
---------------------------

         The following graph compares the cumulative total shareholder return on the Company's Common Shares during the five fiscal years ended June 30, 1998, with a cumulative total return on the Nasdaq Stock Market Index (U.S. companies) and the Dow Jones Electrical Equipment Index. The comparison assumes $100 was invested June 30, 1993 in the Company's Common Shares and in each of the indexes presented; it also assumes reinvestment of dividends.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                    LSI                          Nasdaq            Dow Jones
                                 Industries                    Market Index        Electrical
                 June 30            Inc.                          (U.S.)         Equipment Index
                 -------        -------------                ----------------    ---------------

                  1993               100                           100                100
                  1994               220                           101                 98
                  1995               434                           135                123
                  1996               595                           173                149
                  1997               474                           210                185
                  1998               713                           278                205

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

         Michael J. Burke, who is Chairman of the Compensation Committee, is a co-managing partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to the Company in fiscal year 1998.


                                  OTHER MATTERS

         LSI Industries is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice.

                                             By order of the Board of Directors


                                             /s/  James P. Sferra
                                             James P. Sferra
                                             Secretary

         Dated: September 24, 1998

                               LSI INDUSTRIES INC.


PROXY
FOR
ANNUAL
MEETING

The undersigned hereby appoints ROBERT J. READY, MICHAEL J. BURKE, AND
JOHN N. TAYLOR, JR., or any one of them, proxies of the undersigned, each with the power of substitution, to vote all Common Shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of LSI Industries Inc. to be held on November 12, 1998 at 10:00 A.M. Eastern time at the Company's headquarters located at 10000 Alliance Road, Cincinnati, Ohio and any adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Authority To Elect As Class B Directors The Two Nominees Below.

         FOR [    ]                   WITHHOLD AUTHORITY [    ]

     ALLEN L. DAVIS AND JAMES P. SFERRA

     WRITE THE NAME OF ANY NOMINEE(S) FOR
     WHOM AUTHORITY TO VOTE IS WITHHELD
                                       --------------------------------------


2. Ratification of the appointment of Arthur Andersen LLP as independent public accountants for fiscal 1999.

         FOR [   ]            AGAINST [   ]             ABSTAIN [    ]


THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.



                         , 1998
------------------------               ----------------------------------------


                                       ----------------------------------------

                                       IMPORTANT: PLEASE SIGN EXACTLY AS NAME
                                       APPEARS HEREON INDICATING, WHERE PROPER,
                                       OFFICIAL POSITION OR REPRESENTATIVE
                                       CAPACITY. IN THE CASE OF JOINT HOLDERS,
                                       ALL SHOULD SIGN.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS